Related Party Transactions	6 Months Ended
Jun. 30, 2021
Related Party Transactions [Abstract]
Related Party Transactions

10. Related Party Transactions

The Company analyzed its transactions with related parties for the six months ended June 30, 2021 and 2020, and determined it had the following material transactions that have not been described elsewhere in the unaudited condensed consolidated financial statements.

Gyroscope Therapeutics Limited

In April 2020, the Company entered into an exclusive patent and know-how license agreement with Gyroscope Therapeutics Limited (“Gyroscope”), a company controlled by Syncona Partners LLP, Syncona Limited and their affiliates. Under the terms of the agreement, Gyroscope grants the Company an exclusive license under certain patent rights to develop and commercialize certain liver-directed AAV gene therapies delivered by certain direct or peripheral means and a non-exclusive license to certain know-how, and the Company grants Gyroscope a non-exclusive license to certain know-how. The Company was required to make an upfront payment to Gyroscope of £0.2 million, or $0.3 million, and may be required to make up to £5.6 million, or $7.7 million, in development and regulatory milestone payments, and pay Gyroscope a mid-single-digit percentage royalty on net sales of licensed products on a product-by-product and country-by-country basis, until the expiration of the last valid licensed patent claim covering such product in such country. No payments were due to Gyroscope as of June 30, 2021 in relation to this agreement because the Company had not achieved any of the milestones or incurred any royalty payment obligations during the six months ended June 30, 2021.